UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2016

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of Kelly H. Barrett as Director
On February 17, 2016, the Board of Directors of Piedmont Office Realty Trust, Inc. (the "Registrant") appointed Kelly H. Barrett to serve as a director of the Registrant beginning on March 1, 2016.
Ms. Barrett will serve as a member of the Audit Committee. Her compensation as a director will be provided on the same basis as that provided to the Registrant's other non-employee directors, described on pages 38 and 39 of the Registrant's most recent Annual Proxy Statement as filed with the Securities and Exchange Commission on March 24, 2015, which description is incorporated herein by reference.
The press release issued by the Registrant on February 17, 2016 announcing Ms. Barrett's appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated February 17, 2016 announcing the appointment of Kelly H. Barrett to Piedmont Office Realty Trust's Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: February 17, 2016	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 17, 2016 announcing the appointment of Kelly H. Barrett to Piedmont Office Realty Trust's Board of Directors